Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[Fixed Income Artwork]

FIXED INCOME

Semiannual Report
2002

Delaware
Tax-Free Idaho Fund
Delaware
Tax-Free Missouri Insured Fund
Delaware
Tax-Free Oregon Insured Fund

[Graphic] POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
b  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

Delaware Distributors, L.P.

Table
   of Contents

Letter to Shareholders                                                         1

Portfolio Management Review                                                    3

New at Delaware                                                                6

Performance Summary

  Delaware Tax-Free Idaho Fund                                                 7

  Delaware Tax-Free Missouri Insured Fund                                      8

  Delaware Tax-Free Oregon Insured Fund                                        9

Financial Statements

  Statements of Net Assets                                                    10

  Statements of Operations                                                    17

  Statements of Changes in Net Assets                                         18

  Financial Highlights                                                        20

  Notes to Financial Statements                                               29

Letter
   to Shareholders

March 12, 2002

Recap of Events
The six months ended February 28, 2002, formed a complex period for investors in fixed-income securities. Throughout the period, yield and price swings on bonds were unusually wide, as investors grappled with an extremely varied set of economic forecasts. September 11 and its aftermath also generated concerns about bond credit quality - especially among corporate issuers - leading to increased volatility throughout the fixed-income marketplace.

Amid these concerns, municipal bond credit ratings generally held up well compared to those of other fixed-income investments. According to credit rating agency Standard & Poor's, 211 corporate bond issuers defaulted on a record $115.4 billion of debt during 2001. Yet aside from several city agency bonds and airport bonds in New York that were directly affected by the events of September 11, municipal bond credit remained relatively unaffected throughout much of the recent recession.

Volatility was relatively muted among municipals during the period. An increase of greater than 35% in municipal supply during 2001 helped keep municipal yields from swinging as widely as those in some other fixed-income asset classes (Source: Salomon Smith Barney). The fact that demand in the municipal markets is generated largely by individual investors also may have helped keep yields relatively stable. Demand from individual investors is known to drop off as yields fall across the fixed-income markets, and vice versa. This tends to create a stabilizing force on yields in the individual investor-dominated municipal markets.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect other large issuers as well. As the second half of the fiscal year begins for your fund, the strength of any U.S. economic recovery is a burning issue for the fixed-income markets in general.

"A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets."

Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund both outperformed their state-specific Lipper peer groups during the six-month period ended February 28, 2002. Delaware Tax-Free Idaho Fund, which trailed the Lipper Other States Municipal Debt Funds Average, still managed a healthy +1.39% gain (Class A shares at net asset value with distributions reinvested) during the six months. On the pages that follow, portfolio managers Mitchell L. Conery and Patrick P. Coyne discuss performance for the individual funds, and their outlook for the remainder of the year in the municipal bond markets.

Total Return

For the period ended February 28, 2002                                Six Months
Delaware Tax-Free Idaho Fund - Class A Shares                           +1.39%
Lipper Other States Municipal Debt Funds Average (67 funds)             +1.51%
Delaware Tax-Free Missouri Insured Fund - Class A Shares                +1.59%
Lipper Missouri Municipal Debt Funds Average (21 funds)                 +1.21%
Delaware Tax-Free Oregon Insured Fund - Class A Shares                  +1.48%
Lipper Oregon Municipal Debt Funds Average (22 funds)                   +1.34%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +1.99%
Lehman Brothers Insured Municipal Bond Index                            +1.98%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 9. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for recovery, as the economy obviously reached bottom sometime during the fall and winter and now appears to be rebounding somewhat more strongly than expected.

Longer maturity municipal bond yields are currently offering significant premiums, allowing investors to pick up yield as they extend their maturity. Given this fact, and the current low interest rate environment, we think Delaware Investments tax-free funds are currently an attractive fixed-income investment vehicle. The after-tax yield on cash equivalents such as taxable and tax-exempt money market funds and bank CDs continued to plummet during the six-month period covered in this report. As a result, we believe that many investors in moderate to high tax brackets would do well to consider municipal bond funds. For more information on whether one of Delaware Investments' tax-free funds is suitable for you, please contact your financial advisor. Unlike Delaware tax-free funds, money market funds seek to maintain a stable share price. Return and share value for Delaware tax-free funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Also unlike Delaware tax-free funds, certificates of deposit are FDIC-insured and U.S. Treasuries are backed by the full faith and credit of the U.S. government.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Sincerely,

/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
   Management Review

March 12, 2002

Fund Managers
Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

The Funds' Results
Municipal bonds continued their recent strong performance during the past six months. It was a period characterized by a weak economy that became even weaker following the September 11 terrorist attacks. To reduce the economy's vulnerability and spur economic growth, the Fed continued its strategy of reducing interest rates. During all of 2001, the Fed lowered the federal funds rate 11 times to its lowest level in the last 40 years. Despite these low interest rates, inflation, a source of great concern for bond investors because it decreases the value of coupon payments, remained modest.

"With interest rates falling steadily during 2001, older bonds offering higher rates became more valuable and increased in price"

For most of the period investors generally took part in a "flight to quality," avoiding riskier securities and opting instead for higher-quality investment opportunities. Municipal bond funds benefited greatly from this sentiment. According to the Investment Company Institute, investors bought more than $11.5 billion of municipal bond funds in 2001, after having sold $14 billion worth of municipal bond funds in 2000.

With interest rates falling steadily during 2001, older bonds offering higher rates became more valuable and increased in price (their yields--which move inversely to price--fell accordingly). Beginning late in the period, however, municipal bond prices began to retreat from their highs. The market reversal stemmed from increased optimism about the economy, suggesting the Fed would be more likely to raise than lower interest rates in the future.

The period was characterized by strong demand for municipal bonds and ample supply to meet that demand. Total municipal bond issuance in 2001 reached a record $283.6 billion, up 42 percent over the previous year's total, according to the Bond Market Association.

Issuers of municipal securities continued to display surprising financial strength, despite the slowing economy. This enabled states and municipalities to obtain more favorable lending terms and find willing buyers for their bonds. At the same time, the slowing economy forced municipalities to tighten their budgets because of a decline in available revenues. This helped contribute to the overall supply of municipal bonds, since a number of projects that might once have been funded on a pay-as-you-go basis now needed to be financed by issuing debt in public markets.

Delaware Tax Free Idaho Fund
Delaware Tax-Free Idaho Fund returned +1.39% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2002. This performance lagged that of its peer group, the Lipper Other States Municipal Debt Funds Average, which returned +1.51% during the same period. The Fund's dividend payments during the last six months were exempt from Idaho state and federal taxes.*

Underperformance of the peer group average can be largely attributed to the disappointing results turned in by two of the Fund's largest bond positions--one issued by Potlach, an Idaho-based paper company, and another issued by FMC, a maker of chemical products. Because of credit concerns --especially with regard to the FMC bonds -- these bonds' prices fell during a period when most others increased in value. In response, we scaled back our position in these holdings, though not before the Fund's performance was negatively affected.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

March 12, 2002

As the period progressed, the Fund's duration increased from 7.4 years on August 31, 2001, to 7.6 years on February 28, 2002. This modest increase indicates the Fund's heightened sensitivity to changes in interest rates. While we remained conscious of the Fund's duration throughout the period, our primary focus was on building a strong portfolio of tax-free investments.

Idaho is traditionally a state that offers fund managers a limited supply of municipal bonds, and recent statistics show that the municipal bond supply in the state grew more slowly than the national rate during 2001. While municipal bond supply increased by 42 percent nationwide in 2001, it increased just 28 percent in Idaho (source: Bond Market Association). During the period, we were consistently on the lookout for any new opportunities that the market presented. We also increased the Fund's average credit quality during the period, from BBB at its start to A at its end.

Delaware Tax-Free Missouri Insured Fund
For the six-month period that ended February 28, 2002, Delaware Tax-Free Missouri Insured Fund returned +1.59% (Class A shares at net asset value with distributions reinvested). Returns surpassed the gain made by the Lipper Missouri Municipal Debt Funds Average, which rose +1.21% during the same period. The Fund's dividend payments during the last six months were exempt from Missouri state and federal taxes.*

The Fund's duration increased from 5.2 years to 6.3 years during the six-month period, indicating that the Fund became more sensitive to changes in interest rates. This increased sensitivity was one reason why fund performance surpassed that of its peers. During a time when interest rates were falling sharply, it was beneficial to be invested in bonds whose prices rose higher amid a falling interest-rate environment.

Our management approach during the period was to focus on adding a strong combination of insured bonds across a variety of sectors. There was an ample supply of new bonds to choose from in Missouri during the year -- the state issued $6.6 billion in municipal securities during 2001, up 92 percent from 2000.

As of February 28, 2002, more than 98 percent of the Fund's assets were invested in insured bonds rated AAA -- the highest rating available -- indicating backing by an insurance company. We also added an A-rated position that met our conservative investment criteria.

Another strategy we favored was to invest in high-quality bonds issued in Puerto Rico when we thought it was appropriate. Bonds issued by U.S. territories such as Puerto Rico have historically been in high demand, as they receive tax advantages that are the equivalent of those residents would receive in their particular state.

Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Oregon Insured Fund returned +1.48% (Class A shares at net asset value with distributions reinvested) for the six months ended February 28, 2002. This result slightly bettered that of its peer group, the Lipper Oregon Municipal Debt Funds Average, which gained +1.34% during the same period. The Fund's dividend payments during the last six months were exempt from Oregon state and federal taxes.*

The outperformance can be explained in part by a modest increase in the Fund's duration--from 6.8 years to 7.1 years -- which made the portfolio more sensitive to decreasing interest rates. This increased sensitivity was a favorable condition during the past six months, a period in which rates were generally falling and older municipal bonds offering higher coupon payments increased in value.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

March 12, 2002

We were not active traders of Oregon bonds during the period, in part because the supply of municipal securities in the state continued to be relatively tight. Our primary management focus, therefore, was monitoring the portfolio's diversification and ensuring a balance of complementary investments across multiple industry sectors.

As of February 28, 2002, 90 percent of the Fund's holdings were invested in insured bonds rated AAA, the highest rating possible. Nearly all of the rest of the portfolio's assets were invested in bonds rated AA, including an asset-backed bond issued for the state's Hillsboro Hospital we purchased early in the period. We saw this bond issue as an opportunity to pick up some additional yield for the Fund without dramatically increasing risk exposure.

Outlook
Recent economic data suggests that the economy may continue to pick up strength. The stronger the economy gets, the more likely that the Federal Reserve will increase interest rates from its current near-historic lows. Such a situation would place negative pressure on the municipal bond market--especially with respect to short-term municipals, which move in the opposite direction of interest rates.

There are some positive signs for the municipal bond market as well. First, we see no signs of inflation on the horizon. Second, we believe that any economic recovery may be somewhat muted, which would suggest that long-term interest rates may remain low. This would be favorable for longer-maturity municipal investments. To prepare the portfolio for both the short and long term, therefore, we currently plan to continue managing the funds using a barbell strategy--combining high-yielding, shorter-maturity municipal bonds with longer-maturity bonds that we believe may offer ongoing value for investors.

New
   at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

[Graphic Omitted]
DELAWARE
e:delivery
ONLINE, ALL THE TIME

Delaware
   Tax-Free Idaho Fund

Fund Basics
As of February 28, 2002
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Idaho state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$62.13 million
--------------------------------------------------------------------------------
Number of Holdings:
66
--------------------------------------------------------------------------------
Fund Start Date:
January 4, 1995
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and a MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and a MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990. Nasdaq Symbols: Class A VIDAX Class B DVTIX Class C DVICX

Fund Performance
Average Annual Total Returns

Through February 28, 2002                   Lifetime     Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
Excluding Sales Charge                        +6.90%        +5.40%        +5.97%
Including Sales Charge                        +6.33%        +4.59%        +2.00%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
Excluding Sales Charge                        +5.42%        +4.63%        +5.10%
Including Sales Charge                        +5.42%        +4.29%        +1.10%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
Excluding Sales Charge                        +6.01%        +4.60%        +5.18%
Including Sales Charge                        +6.01%        +4.60%        +4.18%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitaion not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   Tax-Free Missouri Insured Fund

Fund Basics
As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Missouri state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$52.21 million
--------------------------------------------------------------------------------
Number of Holdings:
45
--------------------------------------------------------------------------------
Fund Start Date:
November 2, 1992
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A VMOIX
Class B DVTBX
Class C DVTCX

Fund Performance
Average Annual Total Returns

Through February 28, 2002            Lifetime       Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
Excluding Sales Charge                +5.94%          +5.36%        +5.60%
Including Sales Charge                +5.50%          +4.57%        +1.66%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge                +4.78%          +4.57%        +4.72%
Including Sales Charge                +4.78%          +4.23%        +0.72%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
Excluding Sales Charge                +4.53%          +4.56%        +4.80%
Including Sales Charge                +4.53%          +4.56%        +3.80%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods included in the Lifetime and Five-Year total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   Tax-Free Oregon Insured Fund

Fund Basics
As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Oregon state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$34.02 million
--------------------------------------------------------------------------------
Number of Holdings:
38
--------------------------------------------------------------------------------
Fund Start Date:
August 1, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A VORIX
Class B DVYBX
Class C DVYCX

Fund Performance
Average Annual Total Returns

Through February 28, 2002            Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
Excluding Sales Charge                +5.41%          +5.76%        +6.28%
Including Sales Charge                +4.95%          +4.96%        +2.28%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge                +4.92%          +4.98%        +5.39%
Including Sales Charge                +4.92%          +4.65%        +1.39%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
Excluding Sales Charge                +5.17%          +4.97%        +5.38%
Including Sales Charge                +5.17%          +4.97%        +4.38%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements
   of Net Assets

Delaware Tax-Free Idaho Fund
February 28, 2002 (Unaudited)

                                                          Principal    Market
                                                            Amount      Value

Municipal Bonds - 94.69%

Continuing Care/Retirement Revenue Bonds - 4.82%
  Idaho Health Facilities Authority
    Revenue Refunding
    (Valley Vista Care)
    Series A 7.875% 11/15/22                             $3,000,000   $2,993,369
                                                                      ----------
                                                                       2,993,369
                                                                      ----------
General Obligation Bonds - 3.56%
  Ada & Canyon Counties, Idaho Joint
    School District #2 Meridan
    5.50% 7/30/16                                         1,055,000    1,179,712
  Bonner County, Idaho Local
    Improvement District #93-1
    6.20% 4/30/05                                           150,000      155,838
    6.35% 4/30/06                                           185,000      191,749
    6.40% 4/30/07                                           195,000      201,357
    6.50% 4/30/08                                           110,000      113,449
    6.50% 4/30/10                                           100,000      102,801
  Coeur D' Alene, Idaho Local
    Improvement District #6
    Series 1995 6.00% 7/1/09                                 85,000       87,462
    Series 1995 6.05% 7/1/10                                 90,000       92,546
    Series 1995 6.10% 7/1/12                                 40,000       41,062
    Series 1995 6.10% 7/1/14                                 45,000       46,089
                                                                      ----------
                                                                       2,212,065
                                                                      ----------
Higher Education Revenue Bonds - 9.08%
  Boise State University Idaho Revenue
    5.125% 4/1/31 (FGIC)                                  1,000,000      998,600
  Boise State University Idaho Revenue
    Student Building Fee
    5.10% 4/1/21 (FSA)                                    1,000,000    1,012,660
  University of Idaho University Revenue
    Student Fee Housing Improvements
    5.25% 4/1/31 (FGIC)                                   2,195,000    2,209,882
  University of Idaho University Revenue
    Student Fee Telecommunications
    5.85% 4/1/11 (FSA)                                    1,300,000    1,419,782
                                                                      ----------
                                                                       5,640,924
                                                                      ----------
Hospital Revenue Bonds - 12.15%
  Idaho Health Facilities Authority
    Hospital Revenue (Elks
    Rehabilitation Hospital Project)
    5.30% 7/15/18                                           625,000      564,856
    5.45% 7/15/23                                         2,000,000    1,809,900
  Idaho Health Facilities Authority
    Revenue (Bannock Regional
    Medical Center Project)
    5.25% 5/1/14                                          1,000,000      971,900
    6.125% 5/1/25                                         1,500,000    1,513,245
    6.375% 5/1/17                                         1,695,000    1,749,240
  (Bingham Memorial Hospital Center)
    6.00% 3/1/29                                          1,000,000      941,090
                                                                      ----------
                                                                       7,550,231
                                                                      ----------

                                                          Principal    Market
                                                            Amount      Value
Municipal Bonds (continued)

Housing Revenue Bonds - 7.91%
  Idaho State Housing & Finance
    Association Single Family Mortgage
    Series A 5.55% 1/1/33                                $  750,000   $  755,595
    Series E 5.45% 1/1/31                                   290,000      290,609
  Idaho State Housing Agency
    Housing Revenue (Park Place
    Project) Series A
    6.50% 12/1/36 (FHA)                                     990,000    1,025,987
  Idaho State Housing Agency
    Single Family Mortgage
    Series A 6.05% 7/1/13
      (AMBAC) (FHA) (AMT)                                   260,000      275,179
    Series A 6.10% 7/1/16 (FHA) (AMT)                       320,000      333,866
    Series A-1 6.85% 7/1/12 (AMT)                            60,000       61,643
    Series B 6.45% 7/1/15 (FHA)                             145,000      152,398
    Series C-2 6.35% 7/1/15 (AMT)                           170,000      178,174
    Series E 6.35% 7/1/15 (FHA) (AMT)                       310,000      318,134
    Series E-1 6.60% 7/1/11                                  70,000       73,587
    Series G-2 6.15% 7/1/15 (FHA) (AMT)                   1,390,000    1,451,757
                                                                      ----------
                                                                       4,916,929
                                                                      ----------
Industrial Development Revenue Bonds - 2.09%
  Meridan, Idaho Economic Development
    Corporation Revenue Refunding
    Industrial Development (Hi-Micro)
    5.85% 8/15/11 (AMT)                                   1,250,000    1,299,862
                                                                      ----------
                                                                       1,299,862
                                                                      ----------
Leases/Certificates of Participation - 1.67%
  North Idaho College Dormitory
    Housing Commission
    Certificate of Participation
    6.45% 10/1/16                                         1,000,000    1,034,400
                                                                      ----------
                                                                       1,034,400
                                                                      ----------
Municipal Lease General Obligation Bonds - 3.44%
  Boise City, Idaho Certificate of
    Participation 5.375% 9/1/20
    (FGIC) (AMT)                                          2,100,000    2,135,826
                                                                      ----------
                                                                       2,135,826
                                                                      ----------
Other Revenue Bonds - 11.88%
  Boise City Idaho Revenue
    5.375% 12/1/31                                          500,000      516,055
  Boise, Idaho Urban Renewal Agency
    Parking Revenue Tax Increment
    Series A 6.125% 9/1/15                                2,500,000    2,599,725
    Series B 6.125% 9/1/15                                2,040,000    2,121,376
  Hayden, Idaho Local Improvement
    District #95-1 Special Assessment
    6.30% 5/1/12                                            115,000      115,102
    6.35% 5/1/13                                            120,000      120,098
  Idaho State Building Authority
    Building Revenue
    Series A 5.00% 9/1/21 (MBIA)                          1,150,000    1,157,935
    Series B 5.00% 9/1/21 (MBIA)                            750,000      753,098
                                                                      ----------
                                                                       7,383,389
                                                                      ----------

Statements
   of Net Assets (continued)

Delaware Tax-Free Idaho Fund
February 28, 2002 (Unaudited)

                                                          Principal    Market
                                                            Amount      Value

Municipal Bonds (continued)

Pollution Control Revenue Bonds - 10.69%
  Nez Perce County, Idaho Pollution
    Control Revenue Refunding
    (Potlatch Corporation Project)
    6.00% 10/1/24                                        $2,735,000   $2,531,461
  Power County, Idaho Pollution
    Control Revenue Refunding
    (FMC Corporation Project)
    5.625% 10/1/14                                        4,475,000    4,112,660
                                                                      ----------
                                                                       6,644,121
                                                                      ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 11.15%
  Ada & Canyon Counties, Idaho Joint
    School District #2 Meridan
    5.60% 7/30/12-05                                      1,125,000    1,241,280
  Ammon, Idaho Urban Renewal Agency
    Revenue Sub Lien Tax Increment
    Series B 6.25% 8/1/18-06                                445,000      503,415
  Ammon, Idaho Urban Renewal Agency
    Revenue Tax Increment
    5.875% 8/1/17-04                                        350,000      386,491
  Canyon County, Idaho School
    District #131 Nampa
    5.50% 7/30/12-03 (MBIA)                                 100,000      104,931
  Gooding and Lincoln Counties, Idaho
    Joint School District #231 Gooding
    6.30% 2/1/14-04 (FSA)                                   100,000      107,714
  Idaho Health Facilities Authority
    Hospital Holy Cross Health System
    Corporation Revenue (St. Alphonsus
    Regional Medical Center)
    6.25% 12/1/22-02                                        590,000      623,005
  Idaho Health Facilities Authority
    Revenue (Bonner General Hospital)
    6.50% 10/1/28-07                                      1,500,000    1,744,305
  Pocatello, Idaho Development
    Authority Revenue Allocation Tax
    Increment Series B
    7.25% 12/1/08-01                                        360,000      386,179
  Puerto Rico Commonwealth
    Infrastructure Financing Authority
    Special Series A 5.375% 10/1/24
    (Escrowed to Maturity)                                1,600,000    1,673,120
  Puerto Rico Telephone Authority
    Revenue Series N 5.50% 1/1/22-03                        150,000      157,368
                                                                      ----------
                                                                       6,927,808
                                                                      ----------
School District General Obligation Bonds - 3.41%
  Canyon County Idaho School
    District #132 5.00% 7/30/15 (FGIC)                    2,000,000    2,115,380
                                                                      ----------
                                                                       2,115,380
                                                                      ----------

                                                          Principal    Market
                                                            Amount      Value

Municipal Bonds (continued)

Territorial General Obligation Bonds - 2.81%
  Puerto Rico Commonwealth Refunding
    Public Improvements Series A
    5.50% 7/1/19 (MBIA)                                  $  500,000   $  551,125
  Puerto Rico Public Building Authority
    Guaranteed Public Education
    & Health Facilities Refunding
    Series M 5.50% 7/1/21                                 1,175,000    1,194,775
                                                                      ----------
                                                                       1,745,900
                                                                      ----------
Territorial Revenue Bonds - 9.59%
  Guam Government Limited Obligation
    Highway Series A
    6.30% 5/1/12 (FSA)                                      100,000      102,865
  Puerto Rico Commonwealth Highway
    & Transportation Authority Highway
    Revenue Refunding Series W
    5.50% 7/1/15                                            175,000      192,124
 +Puerto Rico Electric Power Authority
    Power Revenue Inverse Floater ROLS
    7.80% 7/1/19                                          3,100,000    2,893,013
  Puerto Rico Electric Power Authority
    Power Revenue Series T
    6.00% 7/1/16 (FSA)                                      100,000      108,775
  Puerto Rico Electric Power Series II
    5.25% 7/1/31                                          1,500,000    1,506,900
  Puerto Rico Industrial Medical
    & Environmental Pollution Control
    Facility Financing Authority (PepsiCo)
    6.25% 11/15/13                                          150,000      159,056
  Puerto Rico Public Finance Corporation
    Series A 5.00% 8/1/31 (MBIA)                          1,000,000      997,670
                                                                      ----------
                                                                       5,960,403
                                                                      ----------
Water and Sewer Revenue Bonds - 0.44%
  Chubbuck, Idaho Water Revenue
    Certificate of Participation
    6.35% 4/1/08                                            125,000      131,161
    6.40% 4/1/10                                            135,000      140,678
                                                                      ----------
                                                                         271,839
                                                                      ----------
  Total Municipal Bonds
    (cost $57,539,571)                                                58,832,446
                                                                      ----------

                                                          Number of
                                                            Shares

Short-Term Investments - 2.20%
  Dreyfus Tax-Exempt Cash
    Management Fund                                       1,367,669    1,367,669
                                                                      ----------
  Total Short-Term Investments
    (cost $1,367,669)                                                  1,367,669
                                                                      ----------

Statements
   of Net Assets (continued)

Delaware Tax-Free Idaho Fund
February 28, 2002 (Unaudited)

                                                                      Market
                                                                       Value

Total Market Value of Securities - 96.89%
  (cost $58,907,240)                                                $60,200,115
Receivables and Other Assets
  Net of Liabilities - 3.11%                                          1,934,183
                                                                    -----------
Net Assets Applicable to 5,576,813
  Shares Outstanding - 100.00%                                      $62,134,298
                                                                    ===========
Net Asset Value - Delaware Tax-Free
  Idaho Fund Class A
  ($41,671,359 / 3,738,992 Shares)                                       $11.15
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Idaho Fund Class B
  ($13,714,257 / 1,231,830 Shares)                                       $11.13
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Idaho Fund Class C
  ($6,748,682 / 605,991 Shares)                                          $11.14
                                                                         ------
Components of Net Assets at February 28, 2002:
Shares of beneficial interest, (unlimited
  authorization - no par)                                           $61,791,727
Accumulated net investment income                                         7,749
Accumulated net realized loss on investments                           (958,053)
Net unrealized appreciation of investments                            1,292,875
                                                                    -----------
Total net assets                                                    $62,134,298
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association


Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Idaho Fund
Net asset value Class A (A)                                               $11.15
Sales charge (3.75% of offering price, or 3.86%
  of amount invested per share) (B)                                         0.43
                                                                           -----
Offering price                                                            $11.58
                                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements
   of Net Assets (continued)

Delaware Tax-Free Missouri Insured Fund
February 28, 2002 (Unaudited)

                                                         Principal        Market
                                                            Amount         Value

Municipal Bonds - 98.46%
City & County Leaseback Revenue Bonds - 0.58%
  Crawford County Public Facilities
    (Jail Project) 5.00% 11/1/21 (MBIA)                 $  300,000   $   301,923
                                                                      ----------
                                                                         301,923
                                                                      ----------
General Obligation Bonds - 5.44%
  Kearney 5.00% 3/1/21 (AMBAC)                             625,000       627,925
  Missouri State Environmental
    6.05% 7/1/16 (FSA)                                   1,060,000     1,150,609
  St. Charles 5.75% 3/1/15 (FSA)                         1,000,000     1,063,250
                                                                      ----------
                                                                       2,841,784
                                                                      ----------
Higher Education Revenue Bonds - 3.84%
  Missouri State Health & Education Facility
    Central Missouri State
    University 5.75% 10/1/25 (AMBAC)                     1,000,000     1,028,790
    University Health Sciences
    5.00% 6/1/31 (MBIA)                                  1,000,000       976,630
                                                                     -----------
                                                                       2,005,420
                                                                     -----------
Hospital Revenue Bonds - 20.89%
  Cape Girardeau South East
    Missouri Hospital
    5.25% 6/1/16 (MBIA)                                  1,000,000     1,067,890
  Hannibal Health Facilities (Hannibal
    Regional Hospital) Series A
    5.625% 3/1/12 (FSA)                                  1,000,000     1,065,360
    5.75% 3/1/22 (FSA)                                   1,000,000     1,039,820
  Jackson County St. Joseph's
    Hospital 6.50% 7/1/12 (MBIA)                         1,690,000     1,749,674
  Jackson County St. Mary's
    Hospital 5.75% 7/1/24 (MBIA)                         2,000,000     2,056,559
  Missouri State Health & Education
    Facility (Health Midwest)
    6.25% 2/15/22 (MBIA)                                 1,000,000     1,023,200
    (Heartland Health Systems)
    6.35% 11/15/17 (AMBAC)                               1,250,000     1,318,563
    (SSM Health Care)
    6.40% 6/1/10 (MBIA)                                    500,000       581,550
    (St. Luke's Health Systems)
    5.125% 11/15/19 (MBIA)                               1,000,000     1,005,290
                                                                      ----------
                                                                      10,907,906
                                                                      ----------
Housing Revenue Bonds - 9.20%
  Missouri Single Family Housing
    7.20% 12/1/17 (GNMA)                                    95,000        99,238
    7.20% 9/1/26 (GNMA)                                  1,090,000     1,171,303
    7.25% 12/1/20 (GNMA)                                   205,000       214,137
    7.25% 9/1/26 (GNMA)                                  1,195,000     1,330,034
    7.45% 9/1/27 (GNMA)                                  1,000,000     1,095,980
    7.55% 9/1/27 (GNMA)                                    835,000       891,697
                                                                      ----------
                                                                       4,802,389
                                                                      ----------
Municipal Lease Revenue Bonds - 3.93%
  Kansas City Muehlebach Hotel
    5.90% 12/1/18 (FSA)                                  1,000,000     1,061,000
  Kansas City Municipal Assistance
    Bartle Hall Convention Center
    5.60% 4/15/16 (MBIA)                                   940,000       989,745
                                                                      ----------
                                                                       2,050,745
                                                                      ----------

                                                         Principal        Market
                                                            Amount         Value

Municipal Bonds (continued)

Other Revenue Bonds - 5.98%
  Missouri Development Finance
    (Nelson Gallery) Series A
    5.00% 12/1/30 (MBIA)                                $2,000,000    $1,968,360
**St. Louis, Missouri Industrial
    Development Authority Comp
    Int (Convention Center Hotel)
    5.61% 7/15/20 (AMBAC)                                3,035,000     1,156,214
                                                                      ----------
                                                                       3,124,574
                                                                      ----------
Pollution Control Revenue Bonds - 4.52%
  Missouri Environmental Pollution
    Control Revenue (St. Joseph's
    Light and Power Co.)
    5.85% 2/1/13 (AMBAC)                                 2,200,000     2,359,522
                                                                      ----------
                                                                       2,359,522
                                                                      ----------
Power Authority Revenue Bonds - 2.21%
  Sikeston Electric Revenue
    6.00% 6/1/13 (MBIA)                                  1,000,000     1,154,740
                                                                      ----------
                                                                       1,154,740
                                                                      ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 22.24%
**Greene County Single Family
    Mortgage Revenue
    (Private Mortgage Insurance)
    5.87% 3/1/16
    (Escrowed to Maturity)                               1,225,000       615,844
  Kansas City Airport Revenue
    6.875% 9/1/14-04 (FSA)                               1,675,000     1,880,925
  Missouri State Environmental
    6.05% 7/1/16-04 (FSA)                                1,205,000     1,333,610
  Sikeston Electric Revenue
    6.25% 6/1/12-02 (MBIA)                               1,000,000     1,032,400
  St. Charles School District
    6.50% 2/1/14-06 (FGIC)                               1,250,000     1,413,200
  St. Louis Municipal Finance
    Corporation City Lease Revenue
    (City Justice Center) Series A
    5.95% 2/15/16-06 (AMBAC)                             1,000,000     1,125,430
  St. Louis Municipal Finance
    Corporation Leasehold Revenue
    6.25% 2/15/12-05 (FGIC)                              1,850,000     2,036,664
  Troy School District #3 Lincoln
    County 6.10% 3/1/14-05 (MBIA)                        1,235,000     1,352,362
  West Platte School District
    5.85% 3/1/15-05 (MBIA)                                 750,000       819,068
                                                                      ----------
                                                                      11,609,503
                                                                      ----------
School District General Obligation Bonds - 3.27%
**St. Charles County Missouri
    Francis Howell School District
    Capital Appreciation
    5.06% 3/1/17 (FGIC)                                  2,000,000     1,002,720
    5.16% 3/1/16 (FGIC)                                  1,500,000       704,850
                                                                      ----------
                                                                       1,707,570
                                                                      ----------

Statements
  of Net Assets (continued)

Delaware Tax-Free Missouri Insured Fund
February 28, 2002 (Unaudited)

                                                       Principal      Market
                                                         Amount       Value

Municipal Bonds (continued)

Territorial General Obligation Bonds - 1.93%
  Puerto Rico Commonwealth
    Refunding Public Improvements
    5.125% 7/1/30 (FSA)                                $1,000,000   $ 1,007,460
                                                                     ----------
                                                                      1,007,460
                                                                     ----------
Territorial Revenue Bonds - 9.00%
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Transportation Revenue
    4.75% 7/1/38 Series A (MBIA)                        2,000,000     1,898,860
    5.25% 7/1/38 Series D                               1,000,000     1,001,110
 +Puerto Rico Electric Power Authority
    Inverse Floater ROLS
    7.80% 7/1/19                                        1,925,000     1,796,468
                                                                     ----------
                                                                      4,696,438
                                                                     ----------
Water & Sewer Revenue Bonds - 5.43%
  Liberty Sewer
    6.00% 2/1/08 (MBIA)                                   600,000       671,280
    6.15% 2/1/15 (MBIA)                                 1,500,000     1,662,255
  St. Charles County Public Water
    Supply District # 2
    5.10% 12/1/25 (MBIA)                                  500,000       502,120
                                                                     ----------
                                                                      2,835,655
                                                                     ----------
Total Municipal Bonds
  (cost $48,223,464)                                                 51,405,629
                                                                     ----------
Total Market Value of Securities - 98.46%
  (cost $48,223,464)                                                $51,405,629
Receivables and Other Assets
  Net of Liabilities - 1.54%                                            804,672
                                                                     ----------
Net Assets Applicable to 4,899,578
  Shares Outstanding - 100.00%                                      $52,210,301
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class A
  ($41,533,684 / 3,897,565 Shares)                                       $10.66
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class B
  ($9,516,288 / 893,256 Shares)                                          $10.65
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class C
  ($1,160,329 / 108,757 Shares)                                          $10.67
                                                                         ------

Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
authorization - no par)                                             $49,788,603
Accumulated net investment income                                         1,564
Accumulated net realized loss on investments                           (762,031)
Net unrealized appreciation of investments                            3,182,165
                                                                    -----------
  Total net assets                                                  $52,210,301
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero coupon bond. The interest rate shown is the yield at the time of purchase.
+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
Delaware Tax-Free Missouri Insured Fund

Net asset value Class A (A)                                               $10.66
Sales charge (3.75% of offering price, or 3.94%
  of amount invested per share) (B)                                         0.42
                                                                          ------
Offering price                                                            $11.08
                                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements
   of Net Assets (continued)

Delaware Tax-Free Oregon Insured Fund
February 28, 2002 (Unaudited)

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds - 98.51%

Airport Revenue Bonds - 4.52%
  Port of Portland Airport Revenue
    (Portland International Airport)
    5.625% 7/1/26 (FGIC)                                 $1,500,000   $1,536,630
                                                                      ----------
                                                                       1,536,630
                                                                      ----------
General Obligation Bonds - 9.37%
  Deschutes County Series A
    5.125% 6/15/21 (FSA)                                  1,000,000    1,012,540
  Malheur County Jail
    6.30% 12/1/12 (MBIA)                                    500,000      554,820
  North Unit Irrigation District
    5.75% 6/1/16 (MBIA)                                   1,000,000    1,072,080
  Portland 5.75% 6/1/15 (MBIA)                              500,000      547,485
                                                                      ----------
                                                                       3,186,925
                                                                      ----------
Higher Education Revenue Bonds - 10.29%
  Oregon Health and Education
    Authority (Lewis & Clark College)
    6.125% 10/1/24 (MBIA)                                 1,055,000    1,150,562
**Oregon Health Sciences University
    Revenue 5.48% 7/1/21 (MBIA)                           6,500,000    2,349,945
                                                                      ----------
                                                                       3,500,507
                                                                      ----------
Hospital Revenue Bonds - 5.98%
  Clackamas County Oregon
    Hospital Facilities 5.25% 5/1/21                        500,000      501,330
  Hillsboro Hospital Facilities
    Authority 5.375% 10/1/31                              1,000,000    1,000,690
  Western Lane Hospital District
    (Sisters of St. Joseph Peace
    Hospital) 5.875% 8/1/12 (MBIA)                          500,000      531,910
                                                                      ----------
                                                                       2,033,930
                                                                      ----------
Housing Revenue Bonds - 9.15%
  Oregon Health, Housing, Educational,
    and Cultural Facilities Authority
    (Pier Park Project)
    6.05% 4/1/18 (GNMA)                                   1,095,000    1,125,036
  Oregon State Housing & Community
    Services Department Mortgage
    Revenue 5.375% 7/1/32                                 2,000,000    1,986,520
                                                                      ----------
                                                                       3,111,556
                                                                      ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 28.23%
  Central Oregon Community College
    District 5.90% 6/1/09-04 (FGIC)                         750,000      811,043
  Chemeketa Community College
    5.80% 6/1/12-06 (FGIC)                                1,500,000    1,666,334
  Eugene Electric Revenue Series C
    5.80% 8/1/22-04 (MBIA)                                1,250,000    1,367,838
  Hermiston General Obligation
    Water Bonds
    6.20% 8/1/24-04 (AMBAC)                                 500,000      547,090
  Lane County School
    District #19 (Springfield)
    6.30% 10/15/14-04 (MBIA)                                500,000      556,795
  Multnomah County School
    District #39 (Corbett)
    6.00% 12/1/13-04 (MBIA)                                 500,000      550,420

                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

*Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Oregon State Department
    Administrative Services Certificate
    Participation - Series A
    5.80% 5/1/24-07 (AMBAC)                               $1,000,000  $1,125,670
  Portland Sewer System Revenue
    6.25% 6/1/15-04 (FSA)                                 1,000,000    1,098,580
  Tillamook County
    6.25% 1/1/14-05 (FGIC)                                  250,000      276,825
  Umatilla Pendleton School
    District #016R
    6.00% 7/1/14-04 (AMBAC)                                 500,000      548,050
  Washington County Education Service
    7.10% 6/1/25-05 (MBIA)                                  700,000      795,767
  Washington County School
    District #088 J (Sherwood)
    6.10% 6/1/12-05 (FSA)                                   235,000      259,865
                                                                      ----------
                                                                       9,604,277
                                                                      ----------
School District General Obligation Bonds - 19.15%
**Columbia County Oregon School
    District 5.03% 6/1/17 (FGIC)                          1,000,000      468,250
  Jackson County School District #6
    5.25% 6/15/20 (FGIC)                                  1,175,000    1,203,882
  Lane County School District #19
    (Springfield) 6.00% 10/15/14 (FGIC)                     500,000      580,285
  Lincoln County School District
    5.25% 6/15/12 (FGIC)                                    700,000      747,782
  Linn County Oregon Community
    School District #9 Lebanon
    5.60% 6/15/30 (FGIC)                                  2,000,000    1,850,800
  Multnomah County School
    District #3 Park Rose
    5.50% 12/1/11 (FGIC)                                    500,000      549,470
  Umatilla County Oregon School
    District # 6 R Umatilla
    5.50% 12/15/22 (AMBAC)                                  200,000       66,570
  Washington County Oregon School
    District # 088 J (Sherwood)
    Unrefunded Balance
    6.10% 6/1/12 (FSA)                                       65,000       70,833
  Washington Multnomah & Yamhill
    County School District
    4.75% 6/1/20 (MBIA)                                   1,000,000      977,830
                                                                      ----------
                                                                       6,515,702
                                                                      ----------
Territorial Revenue Bonds - 2.74%
 +Puerto Rico Electric Power Authority,
    Inverse Floater ROLS
    7.80% 7/1/19                                          1,000,000      933,230
                                                                      ----------
                                                                         933,230
                                                                      ----------
Water & Sewer Revenue Bonds - 9.08%
  Beaverton Water Revenue
    6.125% 6/1/14 (FSA)                                     500,000      537,985
  Klamath Falls Water Revenue
    6.10% 6/1/14 (FSA)                                      500,000      547,645

Statements
   of Net Assets (continued)

   Delaware Tax-Free Oregon Insured Fund
   February 28, 2002 (Unaudited)


                                                         Principal      Market
                                                            Amount       Value
Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
  Portland Oregon Sewer System
    Revenue 4.50% 6/1/18 (MBIA)                          $1,000,000    $ 958,160
  Salem Water & Sewer Revenue
    5.625% 6/1/16 (MBIA)                                  1,000,000    1,045,640
                                                                      ----------
                                                                       3,089,430
                                                                      ----------
  Total Municipal Bonds
    (cost $31,424,455)                                                33,512,187
                                                                      ----------

                                                         Number of
                                                            Shares

Short-Term Investments - 0.03%
  Dreyfus Tax-Exempt Cash
    Management Fund                                          11,887       11,887
                                                                      ----------
  Total Short-Term Investments
    (cost $11,887)                                                        11,887
                                                                      ----------
Total Market Value of Securities - 98.54%
  (cost $31,436,342)                                                 $33,524,074
Receivables and Other Assets
  Net of Liabilities - 1.46%                                             496,276
                                                                      ----------
Net Assets Applicable to 3,280,907
  Shares Outstanding - 100.00%                                       $34,020,350
                                                                     ===========
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class A
  ($23,671,471 / 2,283,364 Shares)                                        $10.37
                                                                          ------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class B
  ($8,160,684 / 786,815 Shares)                                           $10.37
                                                                          ------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class C
  ($2,188,195 / 210,728 Shares)                                           $10.38
                                                                          ------

Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
authorization - no par)                                              $32,736,200
Accumulated net investment income                                          7,085
Accumulated net realized loss on investments                           (810,667)
Net unrealized appreciation of investments                             2,087,732
                                                                      ----------
Total net assets                                                     $34,020,350
                                                                     ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero coupon bond. The interest rate shown is the yield at the time of purchase.
+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
Delaware Tax-Free Oregon Insured Fund

Net asset value Class A (A)                                               $10.37
Sales charge (3.75% of offering price, or 3.86%
  of amount invested per share) (B)                                         0.40
                                                                          ------
Offering price                                                            $10.77
                                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements
  of Operations

Six Months Ended February 28, 2002 (Unaudited)

                                                             Delaware            Delaware           Delaware
                                                             Tax-Free            Tax-Free           Tax-Free
                                                               Idaho        Missouri Insured     Oregon Insured
                                                               Fund               Fund                Fund
Investment Income:
  Interest                                                  $1,629,873          $1,313,542        $  878,634
                                                            ----------          ----------        ----------
Expenses:
  Management fees                                              158,648             126,508            82,844
  Distribution expenses - Class A                               48,598              49,963            28,674
  Distribution expenses - Class B                               64,462              47,424            38,676
  Distribution expenses - Class C                               27,642               3,526             9,553
  Dividend disbursing and transfer agent
     fees and expenses                                          14,618              16,300            10,000
  Reports and statements to shareholders                        13,852               2,689             3,000
  Accounting and administration expenses                        12,558              11,000             6,650
  Professional fees                                              9,246               3,700               525
  Custodian fees                                                 1,856               1,960               771
  Trustees' fees                                                   758               1,100               750
  Registration fees                                                252                 400               350
  Other                                                          4,421               3,461             1,327
                                                            ----------          ----------        ----------
                                                               356,911             268,031           183,120
  Less expenses absorbed or waived                                  --                  --            (4,964)
  Less expenses paid indirectly                                   (945)               (616)             (413)
                                                            ----------          ----------        ----------
  Total operating expenses                                     355,966             267,415           177,743
                                                            ----------          ----------        ----------

Net Investment Income                                        1,273,907           1,046,127           700,891
                                                            ----------          ----------        ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                      (41,827)            134,896           122,136
  Net change in unrealized appreciation/
     depreciation of investments                              (498,313)           (382,266)         (363,536)
                                                            ----------          ----------        ----------
Net Realized and Unrealized Loss on Investments               (540,140)           (247,370)         (241,400)
                                                            ----------          ----------        ----------
Net Increase in Net Assets Resulting from Operations        $  733,767          $  798,757        $  459,491
                                                            ==========          ==========        ==========


See accompanying notes

Statements
  of Changes in Net Assets

                                                             Delaware Tax-Free Idaho Fund    Delaware Tax-Free Missouri Insured Fund
                                                              Six Months                              Six Months
                                                                Ended                                   Ended
                                                               2/28/02           Year Ended            2/28/02           Year Ended
                                                             (Unaudited)           8/31/01           (Unaudited)           8/31/01

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                     $ 1,273,907         $ 2,427,046         $ 1,046,127         $ 2,273,197
  Net realized gain (loss) on investments                       (41,827)           (179,376)            134,896              36,017
  Net change in unrealized appreciation/depreciation
    of investments                                             (498,313)          2,712,739            (382,266)          1,826,208
                                                           ------------        ------------        ------------        ------------
  Net increase in net assets resulting from operations          733,767           4,960,409             798,757           4,135,422
                                                           ------------        ------------        ------------        ------------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                    (925,198)         (1,806,318)           (945,124)         (1,865,031)
    Class B                                                    (258,775)           (461,558)           (185,773)           (393,059)
    Class C                                                    (111,028)           (159,170)            (15,478)            (15,107)
                                                           ------------        ------------        ------------        ------------
                                                             (1,295,001)         (2,427,046)         (1,146,375)         (2,273,197)
                                                           ------------        ------------        ------------        ------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                   4,547,439           8,484,826           1,888,776           2,816,474
    Class B                                                   1,426,610           2,196,736             194,035             680,227
    Class C                                                   2,106,522           1,954,460             544,324             315,716

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                     592,764           1,190,600             490,953             979,309
    Class B                                                     163,854             304,224             114,877             243,155
    Class C                                                      82,164             125,991              14,729              12,493
                                                           ------------        ------------        ------------        ------------
                                                              8,919,353          14,256,837           3,247,694           5,047,374
                                                           ------------        ------------        ------------        ------------
  Cost of shares repurchased:
    Class A                                                  (1,320,664)         (7,918,045)           (915,613)         (3,242,018)
    Class B                                                    (110,710)           (996,708)           (417,942)         (1,648,445)
    Class C                                                    (317,368)           (966,011)            (24,619)            (60,936)
                                                           ------------        ------------        ------------        ------------
                                                             (1,748,742)         (9,880,764)         (1,358,174)         (4,951,399)
                                                           ------------        ------------        ------------        ------------
Increase in net assets derived from
  capital share transactions                                  7,170,611           4,376,073           1,889,520              95,975
                                                           ------------        ------------        ------------        ------------

Net Increase in Net Assets                                    6,609,377           6,909,436           1,541,902           1,958,200

Net Assets:
  Beginning of period                                        55,524,921          48,615,485          50,668,399          48,710,199
                                                           ------------        ------------        ------------        ------------
  End of period                                             $62,134,298         $55,524,921         $52,210,301         $50,668,399
                                                           ============        ============        ============        ============

See accompanying notes

Statements
  of Changes in Net Assets (continued)


                                                                            Delaware Tax-Free Oregon Insured Fund
                                                                                       Six Months
                                                                                         Ended
                                                                                        2/28/02      Year Ended
                                                                                      (Unaudited)       8/31/01

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                              $    700,891    $  1,393,575
  Net realized gain (loss) on investments                                                 122,136        (100,676)
  Net change in unrealized appreciation/depreciation of investments                      (363,536)      1,795,369
                                                                                     ------------    ------------
  Net increase in net assets resulting from operations                                    459,491       3,088,268
                                                                                     ------------    ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                              (523,997)     (1,056,350)
    Class B                                                                              (147,642)       (280,881)
    Class C                                                                               (39,341)        (56,344)
                                                                                     ------------    ------------
                                                                                         (710,980)     (1,393,575)
                                                                                     ------------    ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                             1,329,038       3,233,565
    Class B                                                                               691,150         997,046
    Class C                                                                               572,933         561,119

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                                               299,608         601,536
    Class B                                                                                82,245         145,596
    Class C                                                                                26,281          28,973
                                                                                     ------------    ------------
                                                                                        3,001,255       5,567,835
                                                                                     ------------    ------------
  Cost of shares repurchased:
    Class A                                                                              (751,234)     (4,777,189)
    Class B                                                                              (481,096)     (1,110,571)
    Class C                                                                              (218,178)       (458,896)
                                                                                     ------------    ------------
                                                                                       (1,450,508)     (6,346,656)
                                                                                     ------------    ------------
  Increase (decrease) in net assets derived from
    capital share transactions                                                          1,550,747        (778,821)
                                                                                     ------------    ------------

Net Increase in Net Assets                                                              1,299,258         915,872

Net Assets:
  Beginning of period                                                                  32,721,092      31,805,220
                                                                                     ------------    ------------
  End of period                                                                      $ 34,020,350    $ 32,721,092
                                                                                     ============    ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Tax-Free Idaho Fund Class A
                                                            Six Months                                      Eight Months
                                                              Ended                 Year Ended                  Ended    Year Ended
                                                            2/28/02(4)    8/31/01     8/31/00      8/31/99   8/31/98(1)  12/31/97(2)
                                                           (Unaudited)
Net asset value, beginning of period                          $11.260     $10.730      $10.940     $11.560      $11.450     $10.910

Income (loss) from investment operations:
Net investment income                                           0.259       0.541        0.541       0.517        0.356       0.551
Net realized and unrealized gain (loss) on investments         (0.106)      0.530       (0.210)     (0.620)       0.115       0.552
                                                             --------    --------     --------    --------     --------     --------
Total from investment operations                                0.153       1.071        0.331      (0.103)       0.471       1.103
                                                             --------    --------     --------    --------     --------     --------
Less dividends and distributions from:
Net investment income                                          (0.263)     (0.541)      (0.541)     (0.517)      (0.356)     (0.563)
Net realized gain on investments                                   --          --           --          --       (0.005)         --
                                                             --------    --------     --------    --------     --------     --------
Total dividends and distributions                              (0.263)     (0.541)      (0.541)     (0.517)      (0.361)     (0.563)
                                                             --------    --------     --------    --------     --------     --------

Net asset value, end of period                                $11.150     $11.260      $10.730     $10.940      $11.560     $11.450
                                                             ========    ========     ========    ========     ========     =======
Total return(3)                                                 1.39%      10.24%        3.25%      (0.99%)       4.19%      10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $41,671     $38,228      $34,674     $44,299      $39,843     $33,788
Ratio of expenses to average net assets                         1.00%       1.00%        1.00%       1.00%        0.95%       0.87%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.00%       1.03%        1.09%       1.04%        1.02%       1.02%
Ratio of net investment income to average net assets            4.68%       4.94%        5.13%       4.52%        4.65%       4.98%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            4.68%       4.91%        5.04%       4.48%        4.58%       4.83%
Portfolio turnover                                                11%         14%          10%          2%           8%         19%


(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.004, an increase in net realized and unrealized gain (loss) per share of $0.004, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Tax-Free Idaho Fund Class B
                                                            Six Months                                      Eight Months
                                                              Ended                 Year Ended                  Ended     Year Ended
                                                            2/28/02(4)    8/31/01     8/31/00     8/31/99    8/31/98(1)  12/31/97(2)
                                                           (Unaudited)
Net asset value, beginning of period                          $11.250     $10.720      $10.920     $11.550      $11.440     $10.890

Income (loss) from investment operations:
Net investment income                                           0.217       0.460        0.462       0.432        0.298       0.487
Net realized and unrealized gain (loss) on investments         (0.116)      0.530       (0.200)     (0.630)       0.117       0.560
                                                             --------    --------     --------    --------     --------     --------
Total from investment operations                                0.101       0.990        0.262      (0.198)       0.415       1.047
                                                             --------    --------     --------    --------     --------     --------
Less dividends and distributions from:
Net investment income                                          (0.221)     (0.460)      (0.462)     (0.432)      (0.300)     (0.497)
Net realized gain on investments                                   --          --           --          --       (0.005)         --
                                                             --------    --------     --------    --------     --------     --------
Total dividends and distributions                              (0.221)     (0.460)      (0.462)     (0.432)      (0.305)     (0.497)
                                                             --------    --------     --------    --------     --------     --------

Net asset value, end of period                                $11.130     $11.250      $10.720     $10.920      $11.550     $11.440
                                                             ========    ========     ========    ========     ========     ========
Total return(3)                                                 0.92%       9.43%        2.58%      (1.82%)       3.68%        9.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,714     $12,366      $10,320     $10,199       $7,474       $6,827
Ratio of expenses to average net assets                         1.75%       1.75%        1.75%       1.75%        1.70%        1.46%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.75%       1.78%        1.84%       1.79%        1.77%        1.61%
Ratio of net investment income to average net assets            3.93%       4.19%        4.38%       3.77%        3.90%        4.39%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            3.93%       4.16%        4.29%       3.73%        3.83%        4.24%
Portfolio turnover                                                11%         14%          10%          2%           8%          19%


(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.004, an increase in net realized and unrealized gain (loss) per share of $0.004, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Tax-Free Idaho Fund Class C
                                                            Six Months                                      Eight Months
                                                              Ended                 Year Ended                  Ended    Year Ended
                                                            2/28/02(4)    8/31/01     8/31/00      8/31/99    8/31/98(1) 12/31/97(2)
                                                           (Unaudited)
Net asset value, beginning of period                          $11.250     $10.720      $10.920     $11.550      $11.430     $10.900

Income (loss) from investment operations:
Net investment income                                           0.217       0.460        0.462       0.432        0.302       0.459
Net realized and unrealized gain (loss) on investments         (0.106)      0.530       (0.200)     (0.630)       0.123       0.549
                                                             --------    --------     --------    --------     --------     --------
Total from investment operations                                0.111       0.990        0.262      (0.198)       0.425       1.008
                                                             --------    --------     --------    --------     --------     --------
Less dividends and distributions from:
Net investment income                                          (0.221)     (0.460)      (0.462)     (0.432)      (0.300)     (0.478)
Net realized gain on investments                                   --          --           --          --       (0.005)         --
                                                             --------    --------     --------    --------     --------     --------
Total dividends and distributions                              (0.221)     (0.460)      (0.462)     (0.432)      (0.305)     (0.478)
                                                             --------    --------     --------    --------     --------     --------

Net asset value, end of period                                $11.140     $11.250      $10.720     $10.920      $11.550     $11.430
                                                             ========    ========     ========    ========     ========     ========
Total return(3)                                                 1.01%       9.43%        2.58%      (1.82%)       3.77%       9.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,749      $4,931       $3,621      $3,411       $1,719      $1,125
Ratio of expenses to average net assets                         1.75%       1.75%        1.75%       1.75%        1.70%       1.62%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.75%       1.78%        1.84%       1.79%        1.77%       1.77%
Ratio of net investment income to average net assets            3.93%       4.19%        4.38%       3.77%        3.90%       4.23%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            3.93%       4.16%        4.29%       3.73%        3.83%       4.08%
Portfolio turnover                                                11%         14%          10%          2%           8%         19%


(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.004, an increase in net realized and unrealized gain (loss) per share of $0.004, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Missouri Insured Fund Class A
                                                            Six Months                                      Eight Months
                                                               Ended                Year Ended                  Ended    Year Ended
                                                            2/28/02(4)    8/31/01     8/31/00      8/31/99   8/31/98(1)  12/31/97(2)
                                                           (Unaudited)

Net asset value, beginning of period                          $10.740     $10.340      $10.340     $10.870      $10.810     $10.370
                                                              -------     -------      -------     -------      -------     -------

Income (loss) from investment operations:
Net investment income                                           0.226       0.497        0.494       0.498        0.333       0.504
Net realized and unrealized gain (loss) on investments         (0.059)      0.400           --      (0.530)       0.060       0.446
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.167       0.897        0.494      (0.032)       0.393       0.950
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions from:
Net investment income                                          (0.247)     (0.497)      (0.494)     (0.498)      (0.333)     (0.510)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.247)     (0.497)      (0.494)     (0.498)      (0.333)     (0.510)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $10.660     $10.740      $10.340     $10.340      $10.870     $10.810
                                                              =======     =======      =======     =======      =======     =======

Total return(3)                                                 1.59%       8.89%        4.99%      (0.38%)       3.70%       9.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $41,534     $40,349      $38,314     $42,337      $46,939     $48,565
Ratio of expenses to average net assets                         0.91%       0.95%        1.03%       0.97%        0.92%       0.91%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       0.91%       0.95%        1.03%       1.02%        1.02%       0.93%
Ratio of net investment income to average net assets            4.69%       4.74%        4.88%       4.62%        4.64%       4.81%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            4.69%       4.74%        4.88%       4.57%        4.54%       4.79%
Portfolio turnover                                                28%         14%           1%          7%          18%         12%

(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.021, an increase in net realized and unrealized gain (loss) per share of $0.021, and a decrease in the ratio of net investment income to average net assets of 0.40%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Missouri Insured Fund Class B
                                                            Six Months                                      Eight Months
                                                               Ended                Year Ended                  Ended    Year Ended
                                                            2/28/02(4)    8/31/01     8/31/00      8/31/99   8/31/98(1)  12/31/97(2)
                                                           (Unaudited)
Net asset value, beginning of period                          $10.730     $10.340      $10.340     $10.870      $10.810     $10.370

Income (loss) from investment operations:
Net investment income                                           0.186       0.418        0.418       0.416        0.279       0.425
Net realized and unrealized gain (loss) on investments         (0.059)      0.390           --      (0.530)       0.060       0.451
                                                               ------       -----       ------      ------        -----       -----
Total from investment operations                                0.127       0.808        0.418      (0.114)       0.339       0.876
                                                               ------       -----       ------      ------        -----       -----

Less dividends and distributions from:
Net investment income                                          (0.207)     (0.418)      (0.418)     (0.416)      (0.279)     (0.436)
                                                               ------       -----       ------      ------        -----       -----
Total dividends and distributions                              (0.207)     (0.418)      (0.418)     (0.416)      (0.279)     (0.436)
                                                               ------       -----       ------      ------        -----       -----

Net asset value, end of period                                $10.650     $10.730      $10.340     $10.340      $10.870     $10.810
                                                              =======     =======      =======     =======      =======     =======
Total return(3)                                                 1.21%       7.98%        4.21%      (1.13%)       3.19%       8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $9,516      $9,693      $10,053     $10,572      $11,317     $11,507
Ratio of expenses to average net assets                         1.66%       1.70%        1.78%       1.72%        1.67%       1.61%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.66%       1.70%        1.78%       1.77%        1.77%       1.63%
Ratio of net investment income to average net assets            3.94%       3.99%        4.13%       3.87%        3.89%       4.11%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            3.94%       3.99%        4.13%       3.82%        3.79%       4.09%
Portfolio turnover                                                28%         14%           1%          7%          18%         12%

(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.021, an increase in net realized and unrealized gain (loss) per share of $0.021, and a decrease in the ratio of net investment income to average net assets of 0.40%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Missouri Insured Fund Class C
                                                            Six Months                                      Eight Months
                                                               Ended                Year Ended                  Ended    Year Ended
                                                            2/28/02(4)    8/31/01     8/31/00      8/31/99   8/31/98(1)  12/31/97(2)
                                                           (Unaudited)
Net asset value, beginning of period                          $10.740     $10.350      $10.350     $10.880      $10.810     $10.370

Income (loss) from investment operations:
Net investment income                                           0.187       0.418        0.418       0.419        0.279       0.405
Net realized and unrealized gain (loss) on investments         (0.049)      0.390       --          (0.530)       0.070       0.455
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                                0.138       0.808        0.418      (0.111)       0.349       0.860
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions from:
Net investment income                                          (0.208)     (0.418)      (0.418)     (0.419)      (0.279)     (0.420)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                              (0.208)     (0.418)      (0.418)     (0.419)      (0.279)     (0.420)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $10.670     $10.74       $10.350     $10.350      $10.880     $10.810
                                                              =======     ======       =======     =======      =======     =======

Total return(3)                                                 1.30%       7.97%        4.20%      (1.12%)       3.28%       8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,160        $626         $343        $231         $112        $225
Ratio of expenses to average net assets                         1.66%       1.70%        1.78%       1.72%        1.67%       1.74%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid in                               1.66%       1.70%        1.78%       1.77%        1.77%       1.76%
Ratio of net investment income to average net assets            3.94%       3.99%        4.13%       3.87%        3.89%       3.98%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            3.94%       3.99%        4.13%       3.82%        3.79%       3.96%
Portfolio turnover                                                28%         14%           1%          7%          18%         12%

(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.021, an increase in net realized and unrealized gain (loss) per share of $0.021, and a decrease in the ratio of net investment income to average net assets of 0.40%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Oregon Insured Fund Class A
                                                           Six Months                                       Eight Months
                                                             Ended                   Year Ended                 Ended    Year Ended
                                                           2/28/02(4)    8/31/01      8/31/00     8/31/99     8/31/98(1) 12/31/97(2)
                                                          (Unaudited)
Net asset value, beginning of period                        $10.450      $9.910       $9.810     $10.430      $10.310      $9.870

Income (loss) from investment operations:
Net investment income                                         0.228       0.465        0.467       0.458        0.320       0.481
Net realized and unrealized gain (loss) on investments       (0.077)      0.540        0.100      (0.620)       0.120       0.444
                                                            -------     -------      -------     -------      -------     -------
Total from investment operations                              0.151       1.005        0.567      (0.162)       0.440       0.925
                                                            -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                        (0.231)     (0.465)      (0.467)     (0.458)      (0.320)     (0.485)
                                                            -------     -------      -------     -------      -------     -------
Total dividends and distributions                            (0.231)     (0.465)      (0.467)     (0.458)      (0.320)     (0.485)
                                                            -------     -------      -------     -------      -------     -------

Net asset value, end of period                              $10.370     $10.450       $9.910      $9.810      $10.430     $10.310
                                                            =======     =======       ======      ======      =======     =======

Total return(3)                                               1.48%      10.39%        6.04%      (1.67%)       4.33%       9.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $23,671     $22,973      $22,712     $27,518      $24,336     $22,071
Ratio of expenses to average net assets                       0.85%       0.85%        0.85%       0.80%        0.71%       0.71%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly             0.88%       0.99%        1.01%       1.02%        1.03%       0.94%
Ratio of net investment income to average net assets          4.52%       4.59%        4.85%       4.44%        4.64%       4.83%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    4.49%       4.45%        4.69%       4.22%        4.32%       4.60%
Portfolio turnover                                              14%         28%           0%         10%           5%          5%

(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.003, an increase in net realized and unrealized gain (loss) per share of $0.003, and a decrease in the ratio of net investment income to average net assets of 0.06%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Oregon Insured Fund Class B
                                                           Six Months                                       Eight Months
                                                             Ended                   Year Ended                 Ended    Year Ended
                                                           2/28/02(4)    8/31/01      8/31/00     8/31/99     8/31/98(1) 12/31/97(2)
                                                          (Unaudited)
Net asset value, beginning of period                        $10.450      $9.910       $9.810     $10.430      $10.310      $9.870

Income (loss) from investment operations:
Net investment income                                         0.190       0.389        0.394       0.381        0.268       0.422
Net realized and unrealized gain (loss) on investments       (0.077)      0.540        0.100      (0.620)       0.120       0.434
                                                            -------     -------      -------     -------      -------     -------
Total from investment operations                              0.113       0.929        0.494      (0.239)       0.388       0.856
                                                            -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                        (0.193)     (0.389)      (0.394)     (0.381)      (0.268)     (0.416)
                                                            -------     -------      -------     -------      -------     -------
Total dividends and disrtibutions                            (0.193)     (0.389)      (0.394)     (0.381)      (0.268)     (0.416)
                                                            -------     -------      -------     -------      -------     -------

Net asset value, end of period                              $10.370     $10.450       $9.910      $9.810      $10.430     $10.310
                                                            =======     =======       ======      ======      =======     =======

Total return(3)                                               1.11%       9.57%        5.24%      (2.41%)       3.82%       8.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $8,161      $7,928       $7,484      $7,999       $6,011      $6,461
Ratio of expenses to average net assets                       1.60%       1.60%        1.60%       1.55%        1.46%       1.39%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly             1.63%       1.74%        1.76%       1.77%        1.78%       1.62%
Ratio of net investment income to average net assets          3.77%       3.84%        4.10%       3.69%        3.89%       4.15%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.74%       3.70%        3.94%       3.47%        3.57%       3.92%
Portfolio turnover                                              14%         28%           0%         10%           5%          5%

(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.003, an increase in net realized and unrealized gain (loss) per share of $0.003, and a decrease in the ratio of net investment income to average net assets of 0.06%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Oregon Insured Fund Class C
                                                           Six Months                                       Eight Months
                                                             Ended                   Year Ended                 Ended    Year Ended
                                                           2/28/02(4)    8/31/01      8/31/00     8/31/99     8/31/98(1) 12/31/97(2)
                                                          (Unaudited)
Net asset value, beginning of period                        $10.470      $9.920       $9.820     $10.440      $10.320      $9.880

Income (loss) from investment operations:
Net investment income                                         0.190       0.388        0.394       0.380        0.268       0.411
Net realized and unrealized gain (loss) on investments       (0.087)      0.550        0.100      (0.620)       0.120       0.431
                                                            -------     -------      -------     -------      -------     -------
Total from investment operations                              0.103       0.938        0.494      (0.240)       0.388       0.842
                                                            -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                        (0.193)     (0.388)      (0.394)     (0.380)      (0.268)     (0.402)
                                                            -------     -------      -------     -------      -------     -------
Total dividends and distributions                            (0.193)     (0.388)      (0.394)     (0.380)      (0.268)     (0.402)
                                                            -------     -------      -------     -------      -------     -------

Net asset value, end of period                              $10.380     $10.470       $9.920      $9.820      $10.440     $10.320
                                                            =======     =======       ======      ======      =======     =======

Total return(3)                                               1.01%       9.66%        5.24%      (2.41%)       3.81%       8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $2,188      $1,820       $1,609      $1,603         $999        $532
Ratio of expenses to average net assets                       1.60%       1.60%        1.60%       1.55%        1.46%       1.51%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly             1.63%       1.74%        1.76%       1.77%        1.78%       1.74%
Ratio of net investment income to average net assets          3.77%       3.84%        4.10%       3.69%        3.89%       4.03%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.74%       3.70%        3.94%       3.47%        3.57%       3.80%
Portfolio turnover                                              14%         28%           0%         10%           5%          5%

(1) Ratios have been annualized and total return has not been annualized.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease in net investment income per share of $0.003, an increase in net realized and unrealized gain (loss) per share of $0.003, and a decrease in the ratio of net investment income to average net assets of 0.06%. Per share data for periods prior to September 1, 2001 have not been restated to reflected this change in accounting. Ratios have been annualized and total return has not been annualized.

See accompanying notes

Notes
   to Financial Statements

   February 28, 2002 (Unaudited)

Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective September 1, 2001, each Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to September 1, 2001, the Funds did not amortize market discount, which conformed to the Funds' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in the changes on the following page, based on securities held by each Fund on September 1, 2001.

Notes
   to Financial Statements (continued)

1. Significant Accounting Policies (continued)


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     -------      --------          --------
Cost of securities                   $28,843      $101,811           $17,174
Net unrealized appreciation
   (depreciation)                    (28,843)     (101,811)          (17,174)


The effect of these changes on the Statements of Operations for the six months ended February 28, 2002 were as follows:

                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     --------    ---------         --------
Net investment income              $(21,094)     $(100,248)        $(10,090)
Net unrealized appreciation
   (depreciation)                    18,374         92,585            1,979
Net realized gains (losses)           2,720          7,663            8,111


The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting:

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities.

Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the six months ended February 28, 2002 were as follows:


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     -------      --------         --------
Commission reimbursements              $689         $606              $397
Earnings credits                        256           10                16


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     -------      --------         --------
On the first $500 million             0.55%          0.50%             0.50%
On the next $500 million              0.50%         0.475%            0.475%
On the next $1.5 billion              0.45%          0.45%             0.45%
In excess of $2.5 billion            0.425%         0.425%            0.425%


Notes
   to Financial Statements (continued)

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below.


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     -------       --------        --------
The operating expense limitation
   as a percentage of average
   daily net assets (per annum)          0.75%           N/A            0.60%


The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At February 28, 2002, each Fund had receivables from or liabilities payable to affiliates as follows:


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     -------        --------         --------
Investment management fees
   payable to DMC                    $26,171         $10,008           $8,395
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC       5,061           4,866            2,964
Other expenses payable to DMC
   and affiliates                     27,376           1,371              706


For the six months ended February 28, 2002, DDLP earned commissions on sales of the Class A shares for each Fund as follows:


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                     -------      --------         --------
                                    $18,514        $2,619           $6,360

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the six months ended February 28, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:


                                     Delaware      Delaware        Delaware
                                     Tax-Free      Tax-Free        Tax-Free
                                      Idaho    Missouri Insured  Oregon Insured
                                      Fund           Fund            Fund
                                    ----------   -----------      -----------
Purchases                           $9,525,186    $9,617,313       $3,974,470
Sales                                3,066,565     6,850,589        2,326,707


Notes
   to Financial Statements (continued)

3. Investments (continued)
At February 28, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2002 the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                     Delaware       Delaware         Delaware
                                     Tax-Free       Tax-Free         Tax-Free
                                       Idaho    Missouri Insured  Oregon Insured
                                        Fund          Fund             Fund
                                    ----------  ----------------  --------------
Cost of investments                 $58,896,771    $48,214,237      $31,421,146
                                    ===========    ===========      ===========
Aggregate unrealized appreciation     2,163,360      3,205,315        2,130,545
Aggregate unrealized depreciation      (860,016)       (13,923)         (27,617)
                                    -----------    -----------      -----------
Net unrealized appreciation         $ 1,303,344    $ 3,191,392      $ 2,102,928
                                    ===========    ===========      ===========

For federal income tax purposes, the following Funds had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                     Delaware       Delaware         Delaware
                                     Tax-Free       Tax-Free         Tax-Free
                                       Idaho    Missouri Insured  Oregon Insured
Year of Expiration                     Fund          Fund             Fund
                                    ----------  ----------------  --------------
2002                                $               $                 $ 215,801
2003                                         --       183,881           158,365
2004                                         --       525,264           218,468
2006                                     44,632            --                --
2008                                         --       187,782                --
2009                                    692,218            --           217,063
                                    -----------    -----------      -----------
Total                                  $736,850      $896,927          $809,697
                                    ===========    ===========      ===========

4. Capital Shares
Transactions in capital shares were as follows:

                                                       Delaware Tax-Free           Delaware Tax-Free           Delaware Tax-Free
                                                           Idaho Fund            Missouri Insured Fund        Oregon Insured Fund
                                                       -----------------         ---------------------        -------------------
                                                    Six Months        Year       Six Months      Year      Six Months         Year
                                                       Ended         Ended         Ended        Ended         Ended          Ended
                                                      2/28/02       8/31/01       2/28/02      8/31/01       2/28/02        8/31/01
                                                    ----------      -------      ----------    -------     ----------       -------
Shares sold:
   Class A                                            408,931       777,582       179,293       269,936       128,594       319,126
   Class B                                            127,621       200,150        18,360        65,096        66,731        98,083
   Class C                                            188,912       178,318        51,381        29,659        55,352        54,832
Shares issued upon reinvestment of dividends
   and distributions:
   Class A                                             53,293       108,652        46,241        93,252        29,078        59,542
   Class B                                             14,742        27,799        10,822        23,162         7,979        14,391
   Class C                                              7,396        11,502         1,386         1,188         2,547         2,856
                                                      -------     ---------       -------       -------       -------       -------
                                                      800,895     1,304,003       307,483       482,293       290,281       548,830
                                                      -------     ---------       -------       -------       -------       -------
Shares repurchased:
   Class A                                           (118,540)     (723,138)      (86,341)     (309,917)      (72,806)     (472,976)
   Class B                                             (9,990)      (91,426)      (39,047)     (157,498)      (46,258)     (109,394)
   Class C                                            (28,677)      (89,309)       (2,321)       (5,725)      (21,089)      (45,956)
                                                      -------     ---------       -------       -------       -------       -------
                                                     (157,207)     (903,873)     (127,709)     (473,140)     (140,153)     (628,326)
                                                      -------     ---------       -------       -------       -------       -------
Net increase (decrease)                               643,688       400,130       179,774         9,153       150,128       (79,496)
                                                      =======     =========       =======       =======       =======       =======


Notes
   to Financial Statements (continued)

5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2002, or at any time during the period.

6. Credit And Market Risks
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial Institutions Representatives Only 800 362-7500

Website
www.delawareinvestments.com

(5817)                                                        Printed in the USA
SA-CORN [2/02] BP 4/02                                                     J8021